UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

SPORTSMAP TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40916	86-3938682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

 5353 WEST ALABAMA, SUITE 415

HOUSTON, texas 77056

(Address of principal executive offices and zip code)

(713) 479-5302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant	SMAPU	The NASDAQ Stock Market LLC
Common Stock, par value $0.0001 per share	SMAP	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	SMAPW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Exlpanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company” or “SportsMap”) on December 1, 2023. As previously reported in the Current Report on Form 8-K. The purpose of this Amendment is to add the required disclosure under Items 1.01 and 2.03 of Form 8-K with respect to Oliver Luck’s participation in the Financing (as described below), as a majority of the disinterested investors of the SportsMap Board and its audit committee approved Mr. Luck’s participation in the Financing.

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on December 5, 2022, SportsMap Tech Acquisition Corp., a Delaware corporation (the “Company” or “SportsMap”), entered into an Business Combination Agreement (as amended, and as it may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SportsMap and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”), and ICH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of SportsMap (“Merger Sub”). Upon consummation of the transactions contemplated by the Business Combination Agreement, Merger Sub will merge with and into ICI (the “Merger”) with ICI surviving the Merger as a wholly-owned subsidiary of SportsMap. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

On December 1, 2023, SportsMap entered into a subscription agreement (the “Subscription Agreement”) with various investors (the “Financing Investors”), pursuant to which it will issue and sell to the Financing Investors an aggregate of $6.805 million in convertible promissory notes (the “Financing Notes”) in connection with the Closing (such transaction, the “Financing”). Of the $6.805 million in Financing Notes, $1.48 million will be issued in exchange for cancellation of an equal amount of existing SportsMap promissory notes (rather than having such notes repaid at Closing), $1.0 million will be rolled over from an existing ICI Convertible Note (rather than having such note repaid at Closing), and $4.3 million will be cash proceeds to the Company. David Gow, a director of the Company and its Chief Executive Officer, Steven Webster, a director of the Company, and Oliver Luck, a director of the Company are among the Financing Investors and will be issued $200,000 of Financing Notes (all in exchange for existing SportsMap promissory notes) and $500,000 of Financing Notes ($200,000 in exchange for existing SportsMap promissory notes), and $100,000 of Financing Notes, respectively. The terms of the Financing, and Mr. Gow, Mr. Webster and Mr. Lucks’s participation in the Financing, were approved by a majority of the disinterested investors of the SportsMap Board and its audit committee. The spouse of Gary Strahan, who is expected to be a director and Chief Executive Officer of the Company following the Business Combination, is also among the Financing Investors and she is expected to exchange $1.0 million of ICI Convertible Notes for an equivalent amount of Financing Notes. The closing of the Financing is contingent upon, among other things, the substantially concurrent consummation (the “Closing”) of the Business Combination.

Each Financing Note will mature on the third anniversary of the Closing (the “Maturity Date”) and is convertible at any time at the Financing Investors’ option at a conversion price of $10.00 per share, subject to certain adjustments (the “Conversion Price” and such shares issuable upon conversion of Financing Notes, the “Conversion Shares”). Except with the consent of the holder of the applicable Financing Note (the “Holder”), the Company may not repay any principal amount of any Financing Note prior to the Maturity Date.

Following the issuance of the Financing Notes, the Company will pay interest on the aggregate unconverted and then outstanding principal amount of such notes at the rate of 9% per annum, payable (i) quarterly on January 1, April 1, July 1 and October 1, beginning April 1, 2024, (ii) on each date on which a Holder elects to convert any amount of Financing Notes and (iii) on the Maturity Date (each such date, an “Interest Payment Date”), in cash or, if the Holder elects to receive interest on the Financing Note in the form of shares of the Company’s common stock (the “Common Stock”), subject to the Exchange Cap (as defined below). If the Holder elects to receive interest in shares of Common Stock, such interest shall be payable at a rate of 11% per annum in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at a volume-weighted average price for the 30 consecutive trading days ending on the trading day immediately prior to the applicable Interest Payment Date (which shall not be less than $1.00) (such shares payable in lieu of cash interest, the “Interest Shares”). Failure to pay interest is deemed an event of default and the interest rate shall increase automatically to 15% per annum until repaid.

Pursuant to the Subscription Agreement, and as additional consideration for the purchase of the Financing Notes, the Company will also issue to the Financing Investors warrants (the “Financing Warrants”) to purchase an aggregate of 340,250 shares of Common Stock, subject to the Exchange Cap (such shares issuable upon exercise of the Financing Warrants, the “Financing Warrant Shares”) at an exercise price of $11.50 per Financing Warrant Share. The Financing Warrants are allocated ratably among the Financing Investors in accordance with their respective investment pursuant to the Subscription Agreement. The Financing Warrants are exercisable at any time after issuance at Closing and before the fifth anniversary of the Closing. The Financing Warrants are not subject to any redemption provision, and can be exercised for cash or on a cashless basis at the discretion of the holder. In addition, in order to induce the Financing Investors to enter into the Subscription Agreement, certain holders of SportsMap Founder Shares and ICI stockholders will transfer up to an aggregate of 680,500 inducement shares to the Financing Investors at Closing.

The Company will not issue any Conversion Shares, Interest Shares or Financing Warrant Shares if such issuance would exceed the aggregate number of shares of Common Stock that the Company may issue in compliance with its obligations under the rules or regulations of the principal market on which the Common Stock is listed or quoted for trading (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the principal market on which Common Stock is listed or quoted for trading for issuances of shares of Common Stock in excess of such amount. Pursuant to the terms of the Subscription Agreement, the Financing Notes, the Financing Warrants, the Conversion Shares, the Interest Shares and Financing Warrant Shares may not be transferred in the first six months following the Closing.

Within 30 days of Closing (the “Filing Deadline”), the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act (any such registration statement, a “Financing Registration Statement”), relating to the resale on a continuous basis pursuant to Rule 415 of the Securities Act of the maximum number of Conversion Shares, Interest Shares or Financing Warrant Shares issuable in connection with the Financing (the “Registrable Securities”). The Company will use its commercially reasonable efforts to have the Financing Registration Statement declared effective by the SEC no later than the date, which shall be either: (i) in the event that the SEC does not review the Financing Registration Statement, 20 days after the Filing Deadline, or (ii) in the event that the SEC reviews the Financing Registration Statement, 90 days after the Filing Deadline (but in any event, no later than four business days following the SEC indicating that it has no further comments on the Financing Registration Statement). The Company will use its reasonable best efforts to keep each Financing Registration Statement effective at all time with respect to the Registrable Securities from the Closing until, with respect to each Financing Investor, the earliest of (i) the date on which such Financing Investor may sell all of the Conversion Shares, Interest Shares or Financing Warrant Shares, as applicable, under Rule 144 without volume and manner-of-sale restrictions imposed on such Financing Investor pursuant to Rule 144(b)(2) (or any successor thereto) promulgated under the Securities Act; (ii) the fourth anniversary of the Closing or (iii) the date on which the Financing Investor shall have sold all of its Conversion Shares, Interest Shares and Financing Warrant Shares (such period, the “Reporting Period”). If the Company fails to satisfy the foregoing obligations (any such failure being referred to as a “Registration Default”), such a Registration Default shall be subject to liquidated damages to each Financing Investor equal to (x) 1.0% per month of the principal amount loaned to the Company by such Financing Investor pursuant to the Subscription Agreement (the “Principal Amount”), for such Registration Default that occurs within the first 180 days after the Closing and (y) 2.0% per month of such Financing Investor’s Principal Amount, for such Registration Default that occurs or continues more than 180 days after the Closing, which damages shall accrue daily until the applicable breach has been cured; provided, however, that no damages will be payable to any Holder on account of any Registration Default that is the fault of the Financing Investor.

The foregoing descriptions of the Subscription Agreement, the Financing Notes, and the Financing Warrants are subject to and qualified in their entirety by reference to the full text of the Subscription Agreement, the form of Financing Note, and the form of Financing Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and the terms of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference. The Financing was undertaken in reliance upon an exemption from the registration requirements of Section 4(a)(2) of the Securities Act. The securities to be issued pursuant to the Subscription Agreement may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. The initial aggregate maximum number of Conversion Shares, Interest Shares and Warrant Shares is 3,266,400, subject to customary anti-dilution adjustments.

Item 7.01 Regulation FD Disclosure

On December 1, 2023, ICI issued a press release announcing that its SmartIR platform is now available in AWS Marketplace. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Cedar Fair under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction involving SportsMap and ICI. In connection with the proposed transaction, SportsMap filed a definitive Proxy Statement on Schedule 14A with the SEC on November 13, 2023 (as supplemented, the "Proxy Statement"). SportsMap will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and securityholders of SportsMap are urged to read the definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Stockholders are also able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: SportsMap Tech Acquisition Corp., 5353 West Alabama Suite 415, Houston, TX 77056. The definitive Proxy Statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SportsMap, ICI and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement regarding the proposed transaction. Information about SportsMap’s directors and executive officers and their ownership of SportsMap common stock is set forth in SportsMap’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Generally, statements that are not historical facts, including statements concerning SportsMap’s or ICI’s possible or assumed future actions, business strategies, events or results of operations, the anticipated benefits of the proposed transaction, SportsMap’s or ICI’s ability to close the proposed transaction or consummate the Financing, the combined company’s ability to remain listed, and qualify for listing, on Nasdaq, and the expected financial impacts of the proposed transactions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “predicts,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “would,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” “future,” “potential,” “opportunity,” or other similar expressions, the negatives of these terms or variations of them, although not all forward-looking statements will include such identifying words. Forward-looking statements are predictions, projections and other statements about the future events that are based on SportsMap’s or ICI’s current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in SportsMap’s Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10 Q, the Proxy Statement, and other documents filed by SportsMap from time to time. These risk factors will be important to consider in determining future results and should be reviewed in their entirety.

In addition to factors previously disclosed in SportsMap’s reports filed with the SEC and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by stockholders of SportsMap on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the proposed transaction; failure to realize the benefits expected from the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and regulated industries in which ICI operates, variations in performance across competitors and partners, changes in laws and regulations affecting ICI’s and the combined company’s business and the ability of ICI and the combined company to retain its management and key employees; the effects of pending and future legislation; risks relating to the uncertainty of projected information, including ICI’s ability to project future capital needs, cash utilization and potential cash inflows; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement or pendency of the proposed transaction on ICI’s business or employee relationships, operating results and business generally; business disruption following the proposed transaction; risks related to difficulties in retaining employees of ICI as a result of the proposed transaction; the highly competitive nature of ICI’s industry; changes in legal or regulatory framework or outcome of any legal proceedings that may be instituted against ICI or against SportsMap related to the business combination agreement or the proposed transaction; the ability to maintain the listing of SportsMap’s securities on a national securities exchange; the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction; the risk that demand for the combined company’s products do not grow as expected; the ability of the combined company to retain existing customers and attract new customers; the potential inability of the combined company to manage growth effectively; the enforceability of ICI’s intellectual property rights and the potential infringement on the intellectual property rights of others; the risk that the combined company may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; the combined company’s ability to attract new customers and to retain existing customers in order to continue to expand; the combined company’s ability to hire and retain qualified personnel; the risk that the combined company experiences difficulties in managing its growth and expanding operations; SportsMap’s ability to meet The Nasdaq Global Market’s listing standards at or following the consummation of the transaction; the risk that ICI will not meet the milestones for funding; cybersecurity risks; the effects of COVID-19 or other public health crises or other climate related conditions on ICI’s business and results of operations and the global economy generally; the price of the combined company’s securities, including volatility resulting from changes in the industries in which ICI plans to operate, variations in performance across competitors, changes in laws and regulations affecting ICI’s business and changes in the combined company’s capital structure; changes to the combined company’s accounting methods; and costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transaction.

These forward-looking statements are expressed in good faith, and SportsMap and ICI believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Neither ICI nor SportsMap gives any assurance that any of ICI or SportsMap, or the combined company, will achieve expectations. Forward-looking statements speak only as of the date they are made, and neither SportsMap nor ICI is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in SportsMap or ICI and is not intended to form the basis of an investment decision in SportsMap or ICI. All subsequent written and oral forward-looking statements concerning SportsMap and ICI, the proposed transaction or other matters and attributable to SportsMap and ICI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This Current Report does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 1, 2023)
10.2	Form of Financing Note (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on December 1, 2023)
10.3	Form of Financing Warrant (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed on December 1, 2023)
99.1	ICI Press Release dated December 1, 2023 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on December 1, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAP TECH ACQUISITION CORP.

Date: December 1, 2023	By:	/s/ David Gow
	Name:	David Gow
	Title:	Chairman & Chief Executive Officer